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                                                                    EXHIBIT 10.1

                               HUDSON VALLEY BANK
                            ESCROW ACCOUNT AGREEMENT

MEMBER FDIC

                                                                     DATE 5-9-05

NAME OF BUSINESS: SEGUSO HOLDINGS, INC.

NAME OF MASTER ESCROW ACCOUNT: ___________________________

ADDRESS: 3045 54TH DRIVE W-G102, BRANDENTON, FL 34210

PHONE NO: 941-753-7303

CONTACT NAME: ROBERT SEGUSO

Hudson Valley Bank (the "Bank") has developed an Escrow Account Program. This Agreement explains the terms and conditions of the program.

1. OVERVIEW - The Escrow Account Program consists of three bank accounts, which operate as follows:

     A) MASTER ESCROW ACCOUNT. This account is a escrow checking account that contains all funds designated for deposit. All disbursements from the other two linked accounts, described below, will clear through this checking account. Each month the business will receive from the Bank a statement detailing all transactions. This Master Escrow Account will not be subject to service charges.

     B) CLIENT ESCROW ACCOUNT: NON-INTEREST BEARING. This account consists of a series of sub-accounts. Each sub-account will contain the business's name, the client's name and address, the client's tax identification number ("TIN") and the client's sub-account number. Failure to provide this information will require the Bank to place the deposited funds into the business's Master Escrow Account account. Multiple deposits into each sub-account will be accepted. There is no limit on the number of transfers from each sub-account. These accounts will not be subject to monthly service charges.

     C) CLIENT ESCROW ACCOUNT: INTEREST BEARING. The third linked account will consist of another series of sub-accounts. The sub-accounts will contain the business's name, the client's name and the client's sub-account number. The business shall certify to the Bank each respective TIN as may be required by applicable tax statutes and regulations. This is partially to prevent the business from receiving any 1099's on these accounts. Unless the Bank receives different instructions from the business, the funds will be deposited into a money market account with a floating interest rate. The rate will be determined by the Bank based on conditions and can change periodically. Rate changes become effective the day of any change. Multiple deposits into each sub-account will be accepted. Interest earned will be subject to taxation as ordinary income to the client, and a form 1099 will be mailed directly to each client. These accounts will


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not be subject to monthly service charges.

     Interest on the sub-accounts is earned on collected balances and is computed on a 365 day, or of a leap year, on a 366 day basis. There is no limit on the number of transfers from each sub-account when the instructions are submitted in writing. However, there may not be more than six (6) transfers per sub-account initiated by Electronic Devices (telephone or telefax) during any monthly statement.

     II. PROCEDURES

     A) The business is responsible to determine into which account the deposits should be made by use of the appropriate deposit slip. The Bank shall not be responsible under any circumstances to determine the place of deposit.

     B) Transfers may be made between all of the accounts, either; a) in person;
b) in writing, or c) by telephone (unless the business elects not to have telephone transfer services available). Only authorized signatories of the account or the business's other designated representatives may make such transfers.

     C) All disbursements must be made through the Master Escrow Account. This may require the business to transfer funds from the sub-accounts.

     D) A $25.00 service fee shall be deducted from each sub-account at the time it is opened.

     E) All written and telephone instructions relating to transfers between accounts should be directed to: Hudson Valley Bank, 21 Scarsdale Road, Yonkers NY 10707, Attention: Deposit Operations, (914) 961-6100.

     III. APPLICABLE LAWS, RULES AND REGULATIONS. Each of the accounts described in this agreement is governed by: (1) the laws of the United States; (2) the laws of New York State; (3) the supervisory rules and regulations of Federal Reserve System, Comptroller of the Currency and the New York State Banking Department; (4) local clearing house rules; and (5) this Bank's rules and regulations pertaining to the bank deposits and checking accounts (to the extent that they are not inconsistent with the terms of this agreement).

     IV. CHANGES/WAIVER. Bank may change the terms of this agreement at any time, except for changes in the law, which must be implemented immediately. Notice of any changes will be sent to the business by ordinary mail. Notice by mail shall be effective immediately.

     Bank may change the terms and conditions of this agreement, but the waiver will apply only on that occasion and any failure to exercise any of its rights in any instance will not preclude the Bank from exercising such rights at any other time.

     By signing this form the undersigned, on behalf of the Business, certifies that the business to the terms and conditions of this agreement.


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ESCROW ACCOUNT NUMBER ...............
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ESCROW FAX NUMBER ...................   BY /S/ ROBERT SEGUSO
                                           ----------------------------   5-9-05
                                        SIGNATURE                          DATE

                                        PRESIDENT/CEO
                                        TITLE


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